UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report:  November 17, 2017

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, Suite 3811 New York, NY 10004
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 17, 2017, Real Industry, Inc. (the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq has determined that the Company’s common stock, par value $0.001 per share (“Common Stock”), will be delisted from Nasdaq. Trading of the Common Stock will be suspended at the opening of business on November 28, 2017, and a Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission (the “SEC”), which will remove the Common Stock from listing and registration on Nasdaq.

The determination was made in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, and it was based on the following factors:

●	The filing by the Company for protection under Chapter 11 of the United States Bankruptcy Code, and the associated public interest concerns;

●	Concerns regarding the residual equity interest of the existing listed securities holders; and

●	Concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq.

We do not intend to appeal the Staff’s determination and as a result, we expect that our Common Stock will be delisted as stated by Nasdaq in the notice. Our Common Stock may be eligible to be quoted on the OTC Bulletin Board (the “OTCBB”) or in the “Pink Sheets”.  OTCBB or Pink Sheets trading may occur only if a market maker applies to quote the Common Stock and the Company is current in its reporting obligations under the Securities Exchange Act of 1934. Once the Common Stock is delisted from Nasdaq, there can be no assurance that a market maker will apply to quote the Common Stock or that the Common Stock will become eligible for the OTCBB or Pink Sheets. If our Common Stock does become eligible to be quoted on the OTCBB or Pink Sheets, we will provide notice of such eligibility.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2017, Patrick Deconinck notified the Company’s Board of Directors (the “Board”) that he was resigning from the Board, effective as of November 22, 2017, for personal reasons.  He also served on the Compensation Committee and Operating Committee of the Board.  Mr. Deconinck’s resignation from the Board was not due to any disagreement between Mr. Deconinck and the Company regarding the Company’s operations, policies or practices.

Item 8.01	Other Events.

As previously announced, the Company and Real Alloy Holding, Inc. and certain of its debtor affiliates other than the Company (collectively, “Real Alloy”, and together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Chapter 11 Proceedings”). On November 20, 2017, the Bankruptcy Court granted interim relief on a number of “first day” motions in the Chapter 11 Proceedings (the “First Day Motions,” and the “First Day Orders”). In connection therewith, the Company issued a press release announcing the approval by the Bankruptcy Court of the First Day Motions and entry of the First Day Orders. A copy of the press release is filed as Exhibit 99.1 hereto.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in its securities during the pendency of the Chapter 11 Proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Proceedings.

Additional Information on the Chapter 11 Proceedings

Court filings and other information related to the court-supervised proceedings are available at a website administered by the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/realindustry.  Additional information on Real Industry can be found at its website www.realindustryinc.com.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on our current expectations, estimates, and projections about the businesses and prospects of the Company, Real Alloy and their subsidiaries (“we” or “us”), as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements discuss, among other matters: our financial and operational results, as well as our expectations for future financial trends and performance of our business in future periods; our strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on our businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for our businesses; the adequacy of the capital resources of our businesses and the difficulty in forecasting the liquidity requirements of the operations of our businesses; the unpredictability of our financial results while in Chapter 11 proceedings; our ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of Real Alloy’s Senior Secured Notes, its asset-based facility lender, and its trade creditors; risks and uncertainties with performing under the terms of the debtor-in-possession (“DIP”) financing and any other arrangement with lenders or creditors while in Chapter 11 proceedings; our ability to retain employees, suppliers and customers as a result of Chapter 11 proceedings; Real Alloy’s ability to conduct business as usual in the United States and worldwide; Real Alloy’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from Real Alloy; Real Alloy’s ability to continue to pay suppliers; Real Alloy’s ability to fund ongoing business operations through the DIP financing; the use of the funds anticipated to be received in the DIP financing; the ability to control costs during Chapter 11 proceedings; the risk that our Chapter 11 proceedings may be converted to cases under Chapter 7 of the Bankruptcy Code; the ability of the Company to preserve and utilize the NOLs following Chapter 11 proceedings; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to evaluate and close potential M&A opportunities; our long-term outlook; our preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the bankruptcy court; negotiations with Real Alloy’s debtholders and our creditors; our ability to meet the requirements, and compliance with the terms, including restrictive covenants, of the DIP financing and any other financial arrangement while in Chapter 11 proceedings; adverse litigation; changes in domestic and international demand for recycled aluminum; the cyclical nature and general health of the aluminum industry and related industries; commodity and scrap price fluctuations and our ability to enter into effective commodity derivatives or arrangements to effectively manage our exposure to such commodity price fluctuations; inventory risks, commodity price risks, and energy risks associated with Real Alloy’s buy/sell business model; the impact of tariffs and trade regulations on our operations; the impact of any changes in U.S. or non-U.S. tax laws on our operations or the value of our NOLs; our ability to successfully identify, acquire and integrate additional companies and businesses that perform and meet expectations after completion of such acquisitions; our ability to achieve future profitability; our ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting our current business operations and/or our legacy businesses, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Real Industry, Inc.’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2017, August 8, 2017 and November 9, 2017 and Form 10-K filed with the SEC on March 13, 2017, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS.  The following exhibits are filed herewith:

Exhibit 99.1Real Industry, Inc. Press Release dated November 20, 2017.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Real Industry, Inc. Press Release dated November 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: November 24, 2017	By:	/s/ Kelly G. Howard
	Name:	Kelly G. Howard
	Title:	Executive Vice President and General Counsel